Exhibit 99.2

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:
Date: March 4, 2020	Patrick T. Oakes
Executive Vice President & CFO
404.995.6079

Atlantic Capital Bancshares, Inc. Announces Share Repurchase Program

Atlanta, Georgia, March 4, 2020 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) (“Atlantic Capital”) announced today that its Board of Directors has authorized a stock repurchase program pursuant to which Atlantic Capital may purchase up to $25 million of its issued and outstanding common stock.  The repurchase program is expected to commence immediately with respect to $15 million of stock, and the remaining $10 million is subject to regulatory approval of a dividend from Atlantic Capital Bank to Atlantic Capital.  Atlantic Capital had completed the repurchase of $85 million of its common stock authorized for repurchase pursuant to the stock repurchase program previously announced in November 2018.  The timing and amounts of any repurchases will depend on certain factors, including but not limited to market conditions and prices, available funds and alternative uses of capital.  The stock repurchase program may be carried out through open-market purchases, block trades, negotiated private transactions and pursuant to a trading plan that will be adopted in accordance with Rule 10b-18 or Rule 10b5-1 under the Securities Exchange Act of 1934.

Douglas L. Williams, President and Chief Executive Officer of Atlantic Capital, commented,

“We are pleased to have been able to complete our first repurchase program, and we believe that our successful implementation of our Atlanta-focused strategy will allow us to continue to improve our earnings per share and return on capital through this second stock repurchase program.”

Additional Information about Atlantic Capital Bancshares, Inc.

Atlantic Capital Bancshares, Inc. is a $2.9 billion publicly traded bank holding company headquartered in Atlanta, Georgia.  Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in Atlanta, as well as specialized financial services to select clients nationally.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of Atlantic Capital’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents.